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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 14, 1997, in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of USA Technologies, Inc. dated October 23, 1997, for the registration of 4,108,300 shares of its common stock.





                                                      /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
October 23, 1997